                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



           Date of Report (Date of earliest event reported):      June 23, 1995
                                                                 ---------------

                          K-TRON INTERNATIONAL, INC.
 ---------------------------------------------------------------------------
             (Exact name of registrant specified in its charter)


         New Jersey                   0-9576                  22-1759452
    --------------------       --------------------       ------------------
       (State or other           (Commission File          (I.R.S. Employer
       jurisdiction of               Number)             Identification No.)
       incorporation)


      P.O. Box 888
      Routes 55 and 553, Pitman, New Jersey                   08071
    --------------------------------------------         -------------
       (Address of principal executive offices)            (Zip Code)


 Registrant's telephone number, including area code:     (609)589-0500
                                                        ---------------

                          Commerce Center, Suite 130
                           1810 Chapel Avenue West
                      Cherry Hill, New Jersey 08002-4607
 ---------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS.

                 On June 23, 1995, K-Tron International, Inc., a New Jersey corporation ("K-Tron"), through two indirect wholly-owned subsidiaries, K-Tron Deutschland GmbH, a German company with limited liability ("K-Tron Germany"), and K-Tron Holding AG, a Swiss corporation ("K-Tron Holding"), sold to Dr. Dolemeyer GmbH ("Dolemeyer"), a German company with limited liability, its 94% interest (the "Colortronic Shares") in the outstanding share capital of Colortronic GmbH, a German company with limited liability ("Colortronic"). Since the remaining 6% of the outstanding Colortronic share capital was owned by a subsidiary of Colortronic, the effect of the sale of the Colortronic Shares was to transfer to Dolemeyer control of all of the outstanding Colortronic share capital. The disposition of the Colortronic Shares was made pursuant to a Share Purchase Agreement, dated as of June 23, 1995 (the "Share Purchase Agreement"), by and among K-Tron Germany, K-Tron Holding and Dolemeyer. The Share Purchase Agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference.

                 The Colortronic Shares were sold by K-Tron Germany and K-Tron Holding for a cash purchase price of $7 million. At the same time, another K-Tron subsidiary, K-Tron Technologies, Inc., a Delaware corporation, sold Dolemeyer certain patents and patent applications used in the Colortronic business for a cash purchase price of $2 million.

                 Dolemeyer is an investment group which K-Tron has been advised includes affiliates of Alpinvest III B.V. and ABNAMRO Ventures B.V. as well as two K-Tron executives, Marcel O. Rohr, president and chief executive officer, and Martin Schuler, K-Tron's senior vice president - finance for European operations. Messrs. Rohr and Schuler resigned from all of their positions with K-Tron in connection with the sale, such resignations having been effective on June 30, 1995, and Leo C. Beebe, K-Tron's chairman, has assumed the duties of chief executive officer.

                 Oppenheimer & Co., Inc. acted as financial advisor to K-Tron in the sale of Colortronic, which was the result of a comprehensive marketing effort conducted by such firm.


ITEM 5.          OTHER EVENTS.

                 As previously reported, K-Tron is in default under several financial covenants contained in its loan agreement with three U.S. banks. These defaults are continuing and have not been waived. On April 28, 1995, K-Tron entered into a forbearance agreement with its U.S. banks in which they agreed to forbear in the exercise of their rights and remedies under the loan documents through the earlier of July 31, 1995 or the occurrence of a new event of default thereunder.

                 In connection with the sale of Colortronic, K-Tron entered into a Forbearance Agreement and Third Amendment to Revolving Credit and Term Loan Agreement with its U.S. banks (the "Forbearance Agreement"), in which the banks agreed, in exchange for a $3.45 million payment in permanent reduction of the loan facility thereunder (from approximately $13.5 million to approximately $10.0 million), to further extend the period during which they agreed to forbear in the exercise of their rights and remedies under the loan documents to the earlier of February 28, 1996 or the occurrence of a new event of default thereunder.

                 The Forbearance Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.


ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS.

                 (a)      Financial Statements of Businesses Acquired.

                          (not applicable)

                 (b)      Pro Forma Financial Information (unaudited).

                          (1) Pro forma condensed consolidated balance sheet as of April 1, 1995.

                          (2) Pro forma condensed consolidated statement of operations for the three-month period ended April 1, 1995 and for the year ended December 31, 1994.

                 (c)      Exhibits.

                          (1) Share Purchase Agreement, dated as of June 23, 1995, by and among K-Tron Holding, K-Tron Germany and Dolemeyer (exhibits and schedules omitted).

                          (2) Forbearance Agreement, dated June 22, 1995, by and among K-Tron, certain of its subsidiaries, First Fidelity Bank, N.A., PNC Bank, N.A. and United Jersey Bank (exhibits omitted).

                          (3) Press release, dated June 16, 1995, regarding the disposition of Colortronic.

                          (4) Press release, dated June 23, 1995, regarding the disposition of Colortronic and the Forbearance Agreement.

                          K-TRON INTERNATIONAL, INC.
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                APRIL 1, 1995
                                 (UNAUDITED)

                                (IN THOUSANDS)



                                          AS REPORTED    PRO FORMA        PRO FORMA
                                             K-TRON     ADJUSTMENTS      CONSOLIDATED
                                          -----------   -----------      ------------

ASSETS

  CASH & CASH EQUIVALENTS                   $   1,260    $(     86)(2)       $  1,174

  ACCOUNTS RECEIVABLE                          31,835     (  9,774)(2)         22,061
  INVENTORIES                                  31,131     (  7,210)(2)         23,921
  OTHER CURRENT ASSETS                          2,756     (    523)(2)          2,233
                                            ---------    ----------          --------
   TOTAL CURRENT ASSETS                        66,982     ( 17,593)            49,389

  PROPERTY, PLANT & EQUIPMENT                  34,629     ( 13,457)(2)         21,172
  PATENTS & LICENSES                              851     (    178)(2)            673
  EXCESS OF COST OVER NET ASSETS ACQUIRED      20,574     (  5,845)(2)          6,329
                                                          (  8,400)(1)
  OTHER ASSETS                                    521                             521
                                            ---------    ----------          --------
                                            $ 123,557    $( 45,473)          $ 78,084
                                            =========    ==========          ========

LIABILITIES AND SHAREHOLDERS' EQUITY

  NOTES PAYABLE TO BANKS                    $  35,258     (  7,994)(2)       $ 18,864
                                                          (  8,400)(1)
  ACCOUNTS PAYABLE AND ACCRUED EXPENSES        29,670     (  7,294)(2)         22,376

  DEFERRED TAXES                                  850     (     39)(2)            811
  CURRENT PORTION OF LONG-TERM DEBT             1,522     (    443)(2)          1,079
                                            ---------    ----------          --------
   TOTAL CURRENT LIABILITIES                   67,300     ( 24,170)            43,130

  LONG-TERM DEBT                               31,428     (  7,502)(2)         23,926

  ACCRUED PENSION                               3,395     (  3,395)(2)              0
  DEFERRED INCOME                               2,725                           2,725
  DEFERRED INCOME TAXES                           399                             399

  SHAREHOLDERS' EQUITY                         18,310     ( 10,406)(2)(5)       7,904
                                            ---------    ----------          --------
                                            $ 123,557    $( 45,473)          $ 78,084
                                            =========    ==========          ========

SEE NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

                          K-TRON INTERNATIONAL, INC.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       THREE MONTHS ENDED APRIL 1, 1995
                                 (UNAUDITED)

                   (IN THOUSANDS EXCEPT EARNINGS PER SHARE)



                                                         PRO FORMA     PRO FORMA
                                             K-TRON     ADJUSTMENTS   CONSOLIDATED
                                          -----------   -----------   ------------
REVENUES                                    $  30,503    $( 11,149)(3)   $  19,324
                                                          (     30)(4)

COST OF SALES                                  19,292     (  8,352)(3)      10,940
SELLING, GENERAL & ADMINISTRATVE               10,210     (  3,013)(3)       7,097
                                                          (    100)(4)
RESEARCH & DEVELOPMENT                            976     (    360)(3)         616
INTEREST                                        1,305     (    778)(3)         637
                                                               110 (4)
                                            ----------   ----------       --------
                                               31,783     ( 12,493)         19,290

(LOSS) INCOME BEFORE INCOME TAXES              (1,280)       1,314              34

INCOME TAXES (REFUND)                                              (5)           0
                                            ----------   ----------       --------
NET (LOSS) INCOME                              (1,280)       1,314              34
                                            ==========   ==========       ========

NET (LOSS) EARNINGS PER SHARE               $    -.42                     $    .01
                                            ==========                    ========

COMMON AND COMMON EQUIVALENT
  SHARES OUTSTANDING                            3,065                        3,065
                                            ==========                    ========

SEE NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

                          K-TRON INTERNATIONAL, INC.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1994
                                 (UNAUDITED)

                   (IN THOUSANDS EXCEPT EARNINGS PER SHARE)



                                          AS REPORTED    PRO FORMA     PRO FORMA
                                             K-TRON     ADJUSTMENTS   CONSOLIDATED
                                          -----------   -----------   ------------
REVENUES                                    $ 104,772    $( 35,334)(3)   $  69,538
                                                               100 (4)

COST OF SALES                                  67,145     ( 26,540)(3)      40,605
SELLING, GENERAL & ADMINISTRATIVE              35,768     (  9,737)(3)      25,581
                                                          (    450)(4)
RESEARCH & DEVELOPMENT                          4,439     (  1,514)(3)       2,925
INTEREST                                        4,472     (  3,049)(3)       1,903
                                                               480 (4)
                                            ----------   ----------       ---------
                                              111,824     ( 40,810)         71,014

(LOSS) BEFORE INCOME TAXES                   (  7,052)       5,576        (  1,476)

INCOME TAXES (REFUND)                        (    226)             (5)    (    226)
                                            ----------   ----------       ---------

NET (LOSS)                                  $ ( 6,826)   $   5,576        $( 1,250)
                                            ==========   ==========       =========

NET (LOSS) PER SHARE                        $   -2.22                     $   -.41
                                            ==========                    =========

COMMON AND COMMON EQUIVALENT
  SHARES OUTSTANDING                            3,079                        3,079
                                            ==========                    ========

SEE NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

                  K-TRON INTERNATIONAL, INC. AND SUBSIDIARIES
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
                                  (UNAUDITED)
                                (In thousands)


The unaudited pro forma condensed consolidated financial information has been prepared to reflect the sale (acquired by K-Tron April 30, 1992) of Colortronic GmbH by the Company. The sales price for the Colortronic share capital was determined as a result of arm's-length negotiations between representatives of the Company and the purchaser.


1. To apply the proceeds ($7,000) from the sale of Colortronic GmbH and the sale of certain patents and patent applications ($2,000) net of estimated disposal costs ($600) to the reduction of short-term debt.

2.     To record the disposal of the carrying values of Colortronic GmbH.

3. To reverse the revenue and expenses associated with the operations of Colortronic.

4.     Changes to continuing expenses:


                                                                   Three-Months
                                                  Year Ended           Ended
                                              December 31, 1994    April 1, 1995
                                              -----------------    -------------
       Ongoing interest expense
       associated with continuing
       debt levels                                   $(480)             $(120)

       Reduction in salary and fringes
       associated with the resignation
       of two K-Tron officers who are
       part of the investment group
       acquiring Colortronic                           450                110

       Intercompany transaction that
       would be considered third party
       transactions                                    100                (30)
                                                     -----              -----
       Additional income (expense)                   $  70              $ (40)
                                                     =====              =====

5. The estimated tax benefit (approximately $3,000) from the use of the loss associated with the sale of Colortronic has not been reflected in the accompanying balance sheet. The Company is currently analyzing the extent to which the tax benefit may be accrued as an asset in its balance sheet in accordance with FAS109.

                                   SIGNATURE


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        K-TRON INTERNATIONAL, INC.
                                        (Registrant)


                                        By  /s/ Robert L. Weinberg
                                            ----------------------
                                            Robert L. Weinberg
                                            Senior Executive Vice
                                            President, Chief Financial
                                            Officer and Treasurer


Dated:  July 10, 1995

                                Exhibit Index


Exhibit


2.1 Share Purchase Agreement, dated as of June 23, 1995, by and among K-Tron Holding AG, K-Tron Deutschland GmbH and Dr. Dolemeyer GmbH (exhibits and schedules omitted)

10.1 Forbearance Agreement and Third Amendment to Revolving Credit and Term Loan Agreement, dated June 22, 1995, by and among K-Tron International, Inc., K-Tron America, Inc., K-Tron Technologies, Inc., K-Tron Investment Co., K-Tron Patent, Inc., First Fidelity Bank, N.A. (successor-by-merger to First Fidelity Bank, N.A., New Jersey), PNC Bank, N.A. and United Jersey Bank (successor-by-merger to United Jersey Bank/South, N.A.) (exhibits omitted)

99.1        Press release, dated June 16, 1995

99.2        Press release, dated June 23, 1995